UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2021 (November 2, 2021)

APOLLO MEDICAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801
(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2021, Apollo Medical Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2021. A copy of the press release and supplemental data are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by this reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2021, the Company appointed Brandon Sim as the Company’s Co-Chief Executive Officer. In connection with the appointment, Brandon Sim will step down as Chief Operating Officer.

Brandon Sim, 28, joined the Company in June 2019 and served as Chief Technology Officer and Vice President of Engineering. Brandon Sim was named Interim Co-Chief Operating Officer in May 2020 and Chief Operating Officer in February 2021. Prior to joining the Company, he served as Quantitative Researcher at Citadel Securities since 2015. From 2012 to 2014, Brandon Sim served as Chief Technology Officer at Theratech, a medical device company focused on developing a low-cost, simple-to-use patch for automated drug delivery. Brandon Sim received his Master of Science in Computer Science and Engineering and Bachelor of Arts in Statistics and Physics, Magna Cum Laude with High Honors, from Harvard University.

In connection with Brandon Sim’s appointment, Kenneth Sim, M.D. will step out of his current role as Co-Chief Executive Officer. He will continue to serve as the Company’s Executive Chairman. Brandon Sim is the son of Kenneth Sim, M.D.

The press release announcing Brandon Sim’s appointment as Co-Chief Executive Officer is attached hereto as Exhibit 99.3 and is filed herewith.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Apollo Medical Holdings, Inc. Regarding its financial Results for the Quarter Ended September 30, 2021, dated November 4, 2021.
99.2	Supplemental Data of Apollo Medical Holdings, Inc., dated November 4, 2021.
99.3	Press Release of Apollo Medical Holdings, Inc. Regarding Appointment of Co-Chief Executive Officer dated November 4, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Date: November 4, 2021	By:	/s/ Thomas S. Lam
	Name: Title:	Thomas S. Lam, M.D., M.P.H. Co-Chief Executive Officer and President